REYNOLDS, SMITH AND HILLS, INC.



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 30, 1996


To the Shareholders of
Reynolds, Smith and Hills, Inc.

         The Annual Meeting of shareholders of Reynolds, Smith and Hills, Inc. will be held at the offices of the Company at 4651 Salisbury Road, Suite 400, Jacksonville, Florida, 32256 on Tuesday, July 30, 1996 at 9:00 a.m., local time, for the following purposes:

         1. To elect six Directors to serve until next year's Annual Meeting of Shareholders;
         2. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the 1997 fiscal year; and
         3. To transact such other business as may properly come before the meeting.

         Shareholders of record at the close of business on June 20, 1996 will be entitled to vote at the meeting.

                                              By Order of the Board of Directors





                                              David K. Robertson
                                              Secretary

Jacksonville, Florida
June 20, 1996



Whether or not you plan to attend the meeting, please execute and promptly return the enclosed proxy in the envelope provided.

                         REYNOLDS, SMITH AND HILLS, INC.
                               4651 Salisbury Road
                           Jacksonville, Florida 32256

                                 PROXY STATEMENT

     This proxy statement and the accompanying form of proxy are being furnished to shareholders in connection with the solicitation of proxies by the Board of Directors of Reynolds, Smith and Hills, Inc. for use at its Annual Meeting of Shareholders to be held on Tuesday, July 30, 1996. It is proposed that this proxy statement and accompanying form of proxy will be sent to the Company's shareholders on or about June 20, 1996.

     The shares represented by your proxy will be voted in accordance with your directions if the proxy is properly signed and returned to us before the meeting. Your proxy may be revoked by written request that is received by the Secretary of the Company before the meeting. If you are attending the Annual Meeting, you may revoke your proxy at the meeting by voting in person.

     The cost of soliciting proxies will be paid by the Company and is expected to be nominal. Officers and other employees of the Company may solicit proxies personally or by telephone in certain instances in an effort to have a larger representation at the meeting.

     Shareholders of record at the close of business on June 20, 1996, will be entitled to vote. On that date there were 454,597 outstanding shares of Common Stock. Each share is entitled to one vote. Shares of Common Stock allocated to the account of a participant in the Company's 401(k) Plan will be voted by the trustee in accordance with the participant's voting instructions. Allocated shares of Common Stock for which no voting instructions are received will be voted by the trustee in accordance with the 401(k) Plan in its discretion.

     Proxies solicited hereby will be voted FOR each of the following proposals unless a vote against a proposal or abstention is specifically indicated.

                            I. ELECTION OF DIRECTORS

     Directors are elected to serve until the Annual Meeting of Shareholders in 1997. The Board of Directors has no reason to expect that any of the following nominees will be unable to stand for election, but in the event a vacancy among the original nominees occurs prior to the Annual Meeting, the proxies will be voted for a substitute nominee or nominees named by the Board of Directors and for the remaining nominees.
                                       1

     The By-Laws of the Company provide that the Board of Directors shall be comprised of at least one and not more than 15 persons, as determined by the Board of Directors. The Board has fixed the current number of directors at six.

     The six nominees who receive the greatest number of votes cast for the election of directors at the meeting shall become directors at the conclusion of the tabulation of votes.

     Certain information concerning each nominee for director of the Company, including their principal occupations for the past five or more years, is set forth below:

     Leerie T. Jenkins, Jr. Principal positions are Chairman of the Board, President, and Chief Executive Officer of the Company, which he has held since June 1990. Prior to June 1990 and since 1987, he was President and Chief Executive Officer of Hunter Services, Inc. Mr. Jenkins has been employed with the Company and predecessor companies for over 24 years. He holds a Masters and Bachelors degree in landscape architecture from the University of Michigan and University of Georgia, respectively. Age 47.

     David K. Robertson. Principal positions are Executive Vice President (since January 1995), Secretary, Treasurer, Chief Financial Officer and Director of the Company, which he has held since June 1990. Prior to January 1995 Mr. Robertson was Senior Vice President. Prior to June 1990 and since 1988, he was Vice President of Hunter Services, Inc. Mr. Robertson has been employed with the Company and predecessor companies for over 14 years. He graduated from Florida State University with a degree in Business. Age 44.

     Darold F. Cole. Principal positions are Senior Vice President and Director of the Company, which he has held since June 1990. Prior to June 1990 and since 1987, he was Vice President of Hunter Services, Inc. Mr. Cole has been employed with the Company and predecessor companies for over 27 years. He graduated from Kansas State University with a degree in electrical engineering. Age 54.

     J. Ronald Ratliff. Principal positions are Senior Vice President and Director of the Company, which he has held since June 1990. Prior to June 1990 and since 1987, he was Vice President of Hunter Services, Inc. Mr. Ratliff has been employed with the Company and predecessor companies for over 18 years. He holds a Masters and Bachelors degree from the University of South Florida. Age 47.

     David E. Thomas, Jr. Director of the Company since February 1992. His principal occupation is Managing Director and Head of Mergers and Acquisitions of Raymond James and Associates, Inc. Mr. Thomas joined Raymond James in 1987 after having served as General Partner and Director of Grubb & Company, a southeastern merchant bank for five years. He graduated from Emory University with an M.B.A. and J.D. degree. He also holds a Bachelors degree in Business Administration from the University of Richmond. Age 39.

     Alexander P. Zechella. Director of the Company since February 1992. He retired in 1985 after having served from 1984 as President, Chief Executive Officer, Chief Operating Officer, and Director of The Charter Company. Prior to joining The Charter Company in 1980, Mr. Zechella served in many capacities with Westinghouse Corporation and retired as Northeast Region Vice President in 1980. Mr. Zechella currently serves on the Board of Directors of Enviroq Corporation, a professional firm located in Jacksonville, Florida. He holds a Masters and Bachelors degree in civil engineering from Rensselaer Polytechnic Institute. Age 75.


The Board of Directors recommends a vote FOR the nominees set forth above.

Security Ownership of Certain Beneficial Owners

         The following table sets forth, as of June 20, 1996, certain information with respect to beneficial ownership of the Company's Common Stock by (i) each director, (ii) each named executive officer, and (iii) any person beneficially owning more than 5%.

                               Number of Shares           Percentage of
     Name                    Beneficially Owned*        Outstanding Shares
     ----                    -------------------        ------------------

Leerie T. Jenkins, Jr.   (1)     62,640                     13.7%
David K. Robertson       (1)     24,988                      5.5%
Charles W. Gregg         (1)      6,761                      1.5%
Darold F. Cole           (2)     26,594                      5.8%
J. Ronald Ratliff        (1)     31,771                      7.0%
Joseph J. Hartnett       (2)     27,619                      6.1%
Henry C. Luke, Jr.       (3)     27,672                      6.1%
David E. Thomas, Jr.     (4)       --                         --
Alexander P. Zechella    (5)       --                         --

Executive officers,
directors and beneficial
owners as a Group
(9 persons)                     208,045                     45.2%


* Includes shares which may be purchased upon exercise of options which are exercisable as of June 20, 1996 or become exercisable within 60 days thereafter, for the following individuals; Mr. Jenkins - 1,283; Mr. Robertson - 1,166; Mr. Gregg - 1,166; Mr. Cole - 1,166; Mr. Ratliff - 1,166; All executive officers, directors and beneficial owners as a group - 6,947.

* Participants in the Company's 401(k) plan may elect to have their contribution as well as the Company's matching contribution invested in the Company's common stock. The participant has both voting and dispositive control of such shares which are held for the benefit of such participant by INVESCO Retirement Plan Services, Inc., as trustee. The number of shares shown includes shares held in the 401(k) plan as follows: Mr. Jenkins - 10,954; Mr. Robertson - 5,598; Mr. Gregg - 788; Mr. Cole - 8,106; Mr. Luke - 3,002; Mr. Ratliff - 7,926; Mr.
Hartnett - 3,272; All executive officers, directors and beneficial owners as a group - 39,646.


(1)      4651 Salisbury Road, Suite 400, Jacksonville, FL  32256
(2)      2235 N. Courtenay Pkwy, Suite C, Merritt Island, FL  32953
(3)      345 Greencastle Drive, Jacksonville, FL  32225
(4)      880 Carillon Parkway, St. Petersburg, FL  33716
(5)      13000 Sawgrass Village, Ponte Vedra Beach, FL  32082

Meetings of the Board of Directors and Committees

     The Board of Directors had seven meetings during fiscal year 1996. All of the Directors attended at least 75% of the meetings of the Board of Directors and the Committees of the Board of which they were members.

     The Board of Directors has delegated certain functions to the following standing committees of the Board:

     The Compensation Committee is responsible for setting and administering executive officers' salaries and the annual bonus and long term incentive plans that govern the compensation paid to all senior managers of the Company. The Compensation Committee is composed of Messrs. Thomas and Zechella and held two meetings during fiscal year 1996.

     The Audit Committee's functions are to recommend for appointment by the Board of Directors a firm of independent certified public accountants to act as auditors for the Company and to meet with the auditors to review the scope, preparation and results of the company's audits, the Company's internal accounting and financial controls and to consider such other matters relating to the financial reporting process and safeguarding of the Company's assets as it may consider appropriate. The Audit Committee is composed of Messrs. Zechella and Cole and held one meeting during fiscal year 1996.

     The Benefits Committee's functions are to review and make findings, reports and recommendations to the Board of Directors regarding matters relative to benefits plans, packages and/or programs for the Company's officers and employees. The Benefits Committee held two meetings during fiscal year 1996 and is composed of Messrs. Ratliff, Robertson and Cole.

     The Nominating Committee's functions are to review and make recommendations to the Board of Directors regarding the composition of the Board of Directors of the Company. The Nominating Committee normally expects to be able to identify from its own resources the names of qualified nominees, but it will accept from stockholders recommendations of individuals to be considered as nominees. Any such recommendations should be submitted in writing to the Company, Attention:
Corporate Secretary no later than February 20, 1997. The Nominating Committee held one meeting during fiscal year 1996 and is composed of Messrs. Jenkins and Zechella.

Directors Compensation

     Outside directors receive a $5,000 annual fee for their service on the Board and reimbursement of expenses. Officers of the Company do not receive any additional compensation for serving as members of the Board or any of its committees.

All Section 16(a) filing requirements applicable to its Executive Officers and Directors were complied with.

                             EXECUTIVE COMPENSATION


Summary of Cash and Certain Other Compensation

     The following table sets forth, for the Company's last three fiscal years the compensation paid to the Chief Executive Officer and the four other most highly compensated executive officers of the Company (the "named executive officers") who earned more than $100,000 in the current fiscal year in all capacities in which they serve.

                           SUMMARY COMPENSATION TABLE
                                                                                    LONG TERM COMPENSATION
                                                                                    ----------------------
                                              ANNUAL COMPENSATION               AWARDS                 PAYOUTS
                                              -------------------               ------                 -------
        NAME                                                     OTHER                SECURITIES
        AND                                                      ANNUAL   RESTRICTED  UNDERLYIING  LTIP    ALL OTHER
     PRINCIPAL                                                   COMPEN    STOCK       OPTIONS/    PAY-    COMPEN-
     POSITION                         YEAR  SALARY($) BONUS($)  SATION($) AWARDS($)    SARS(#)    OUTS($) SATION(1)($)
     --------                         ----  --------- --------  --------- ---------    -------    ------- ------------

Leerie T. Jenkins, Jr. Chairman       1996   145,000  5,000      -         -              550       --      2,468
of the Board, President and CEO       1995   138,000 10,000      -         -              550       --      2,264
                                      1994   136,500    -        -         -              --        --      2,090

David K. Robertson, Executive Vice    1996   108,000 14,000      -         -              500       --      3,730
President, Secretary, Treasurer,      1995    98,000  8,000      -         -              500       --      3,486
CFO and Director                      1994    95,000  7,000      -         -              --        --      3,123

Charles W. Gregg, Executive Vice      1996   108,000  8,000      -         -            2,000       --      1,630
President and COO                     1995    98,000  5,000      -         -              500       --      1,464
                                      1994    95,000    -        -         -              --        --      1,315

Darold F. Cole, Senior Vice President 1996    97,000 13,000      -         -              500       --      2,969
and Director                          1995    94,000  9,000      -         -              500       --      2,469
                                      1994    92,000 18,000      -         -              --        --      2,520

J. Ronald Ratliff, Senior Vice        1996   106,000  9,000      -         -              500       --      3,429
 President and Director               1995   103,000  8,000      -         -              500       --      3,144
                                      1994   101,000   --        -         -              --        --      2,819

(1) For 1996 includes a) the Company's matching contribution to the 401(k) Plan which is applicable to all Plan participants (Mr. Jenkins $1,443; Mr. Robertson $1,563; Mr. Gregg $1,630; Mr. Cole $1,278; Mr. Ratliff $1,577) and b) premiums paid for supplemental term life insurance policies in which the beneficiary is named by the individual (Mr. Jenkins $1,025; Mr. Robertson $2,167; Mr. Gregg $0; Mr. Cole $1,691; Mr. Ratliff $1,852).

Stock Options

     The following table contains information concerning the grant of stock options to the named executive officers during the last fiscal year.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                                                           POTENTIAL REALIZABLE
                                                                             VALUE AT ASSUMED
                                                                           ANNUAL RATES OF STOCK
                                                                            PRICE APPRECIATION
                                       INDIVIDUAL GRANTS                     FOR OPTION TERM
                                       -----------------                     ---------------
                          NUMBER     % OF TOTAL
                            OF       OPTIONS/SARS
                        SECURITIES    GRANTED TO  EXERCISE
                        UNDERLYING    EMPLOYEES   OF BASE     EXPIRA-
                       OPTIONS/SARS   IN FISCAL    PRICE       TION
     NAME                GRANTED(#)     YEAR     ($/SHARE)     DATE     0%($)   5%($)   10%($)
     ----                ----------     ----     ---------     ----     -----   -----   ------
Leerie T. Jenkins, Jr.      550           8%      $12.10    SEPT.2000    -      $1,067  $ 3,089
David K. Robertson          500           7%      $11.00    SEPT.2000    -      $1,520  $ 3,358
Charles W. Gregg          2,000          28%      $11.00    SEPT.2000    -      $6,078  $13,431
Darold F. Cole              500           7%      $11.00    SEPT.2000    -      $1,520  $ 3,358
J. Ronald Ratliff           500           7%      $11.00    SEPT.2000    -      $1,520  $ 3,358


                                        8





Option Exercises and Fiscal Year-End Values

     The following table sets forth information with respect to options exercised by the named executive officers during the last fiscal year and the unexercised options held by them as of the end of the fiscal year.


            AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR END OPTION/SAR VALUES
                                                            NUMBER OF
                                                            SECURITIES             VALUE OF
                                                            UNDERLYING            UNEXERCISED
                                                           UNEXERCISED           IN-THE-MONEY
                                                           OPTIONS/SARS          OPTIONS/SARS
                                                            AT FISCAL             AT FISCAL
                           SHARES                          YEAR END (#)          YEAR END ($)
                         ACQUIRED ON          VALUE        EXERCISABLE/          EXERCISABLE/
NAME                     EXERCISE (#)      REALIZED ($)   UNEXERCISABLE         UNEXERCISABLE
- ----                     ------------      ------------   -------------         -------------
Leerie T. Jenkins, Jr.        -                   -         1,283/917                -/-
David K. Robertson            -                   -         1,166/834                75/150
Charles W. Gregg              -                   -         1,166/2,334              75/150
Darold F. Cole                -                   -         1,166/834                75/150
J. Ronald Ratliff             -                   -         1,166/834                75/150


Performance Graph

     The graph below is a comparison of the Company's cumulative stockholder returns on an indexed basis with the S&P 500 stock index and an industry peer group over the period from April 1, 1991 to March 31, 1996.

                          COMPARISON FROM APRIL 1, 1991
                  TO MARCH 31, 1996 OF CUMULATIVE TOTAL RETURN
                 AMONG THE COMPANY, S&P 500 INDEX AND PEER GROUP


          3/91      3/92      3/93      3/94      3/95      3/96
          ----      ----      ----      ----      ----      ----
RS&H      100       100       225       201       207       216
S&P 500   100       108       120       119       133       172
PEER      100        89        90        82        65        88


* Assumes a reinvestment of dividends and a $100 initial investment on April 1, 1991 in the Company, S&P 500 Index, and the Peer Group.

* For the year ended March 31, 1996 the members of the peer group are Michael Baker, Corp. and Greiner Engineering, Inc. For years ending March 31, 1992 through March 31, 1995 the members of the peer group are Michael Baker, Corp., CRSS, Inc., and Greiner Engineering, Inc. In 1994, CRSS, Inc. sold its engineering and construction services businesses to Jacobs Engineering Group, Inc. Since CRSS, Inc. is no longer publicly traded and is not considered by the Company to be in a related industry, CRSS, Inc. has not been included in the peer group for the year ending March 31, 1996.

* The Company's stock is not presently traded on any public stock exchange or other public market. In constructing the performance graph, the Company used the appraised value of the stock determined for purposes of setting the price at which the Company's stock will be sold to and traded within the Company's 401(k) plan. In June of each year, the appraised value of the stock for each year is determined by an independent valuation firm based on the previous year's financial statements. All purchases and trades within the Company's 401(k) plan after receipt of a new appraisal are made at a price equal to the appraised value of the stock set forth in the new appraisal. ACCORDINGLY, THE VALUE SHOWN ON THE PERFORMANCE GRAPH FOR MARCH 1996 WAS DETERMINED IN JUNE OF 1995 BASED UPON THE FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEAR ENDED MARCH 31, 1995. The appraisal value does not necessarily represent the price at which a shareholder could sell shares of the Company's stock.

Compensation Committee Report

     The Compensation Committee is composed of two independent non-employee directors. The committee is responsible for setting and administering executive officer salaries and the annual bonus and long-term incentive plans that govern the compensation paid to all managers of the Company. The following report represents the actions of the committee regarding compensation paid to the executive officers during fiscal year 1996.

     The  Company's  compensation  programs  are  designed  to link  executives'
compensation to the performance of the Company and provide competitive compensation for executives. The compensation plan consists of annual incentive awards and equity-based incentives. Annual incentive awards are granted based on corporate financial performance and individual performance. Equity-based compensation is used to build shareholder value and motivate executive behavior over the long-term. These types of compensation aid in attracting and retaining the executive talent needed to ensure the continued success of the Company.

     The compensation plan for the executives of the Company is comprised of two elements: 1) an annual component, i.e. base salary and annual bonus and 2) a long-term component, i.e., stock options. The policies regarding each of these elements, as well as the basis for determining the compensation of the Chairman of the Board, President and CEO, Mr. Jenkins, are described below.

1)       Annual Component:  Base Salary and Annual Bonus

     Base salaries for executive officers are determined by evaluating the responsibilities of the position and comparing it to other executive officer positions in the local marketplace and similar positions in competitive engineering firms of the same size. These salaries are reviewed annually and are adjusted based on the Company's performance and the individual's contribution to that performance.

     The Key Employee Performance Bonus Program links compensation to the performance of the Company. A percentage of pre-tax profits is allocated to the bonus fund. There are no minimum or maximum award amounts for an individual participant, but the total of all participants' awards is generally limited to the fund amount. Bonuses may be distributed in either cash or stock or some combination of both.

2)  Long-Term Component:  Stock Options

     To align shareholders' and executive officers' interest, the long-term compensation plan uses stock option grants whose value is related to the value of Company common shares. Grants of stock options are made under the 1991 Incentive Stock Option Plan and 1991 Nonqualified Stock Option Plan, which were approved by the shareholders.

     The committee determines the number of shares subject to grant, exercise, price, duration and other terms and conditions of each grant. Stock options are exercisable up to ten years from the grant date. Such stock options provide incentive for the creation of shareholder value over the long-term since the full benefit of the compensation package cannot be realized unless appreciation in the price of Company common shares occurs over a specified number of years.

     The  details  regarding   specific   provisions  of  annual  and  long-term
compensation components described above apply to all senior managers of the Company including the named officers.

CEO Compensation

     During fiscal year 1996, the Company's most highly compensated officer was Leerie T. Jenkins, Jr., Chairman of the Board, President and CEO. Mr. Jenkins' performance was reviewed by the committee as it related to the annual and long-term component of his compensation.

     Both the annual and long-term components are based in part on the Company's financial performances, realizing business development goals and overall company growth for the fiscal years involved. Base pay for Mr. Jenkins increased approximately 7% during fiscal year 1996. Mr. Jenkins also received a $5,000 cash bonus and a grant of 550 stock options.

     The committee has concluded that Mr. Jenkins' performance warrants the compensation for fiscal year 1996 as reflected in the Summary Compensation Table.

                                                   The Compensation Committee

                                                   David E. Thomas Jr., Chairman
                                                   Alexander P. Zechella

         II. RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 1997, subject to ratification by the shareholders. Deloitte & Touche LLP has audited the Company's books for many years. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire and to respond to appropriate questions from shareholders.

     The Board recommends a vote FOR ratification of the selection of Deloitte & Touche LLP.


                               III. OTHER BUSINESS

     The Company does not know of any business to be presented at the meeting other than as set forth above. However, if any other business comes before the meeting, it is intended that the holders of proxies solicited hereby will vote in accordance with their best judgement.

Shareholder Proposals for Next Annual Meeting

     Any shareholder proposal intended to be presented at the 1997 Annual Meeting of Shareholders should be sent to the Company, Attention: Corporate Secretary, and must be received no later than February 20, 1997.

Annual Report on Form 10-K

     On or about June 20, 1996, the Company's 1996 Annual Report on Form 10-K for the fiscal year ended March 31, 1996 was mailed to all shareholders of record through the close of business on June 20, 1996.